

                                            Subsidiaries of the Company


                                                                                          Jurisdiction
         Name of Subsidiary                                                             of Incorporation
         ------------------                                                             ----------------
ASC of Canton, Inc.                                                                      Georgia

ASC of Chicago, Inc.                                                                     Illinois

ASC of Corona, Inc.                                                                      California

ASC of Las Vegas, Inc.                                                                   Nevada

ASC of Littleton, Inc.                                                                   Colorado

ASC of Midwest City, Inc.                                                                Oklahoma

ASC of New Albany, Inc.                                                                  Indiana

ASC of Palm Springs, Inc.                                                                California

ASC of Ponca City, Inc.                                                                  Oklahoma

ASC of Springfield, Inc.                                                                 Missouri

ASC of St. George, Inc.                                                                  Utah

Aiken Regional Medical Centers, Inc.                                                     South Carolina

Auburn General Hospital, Inc.                                                            Washington

The BridgeWay, Inc.                                                                      Arkansas

Children's Hospital of McAllen, Inc.                                                     Texas

Comprehensive Occupational and Clinical Health, Inc.                                     Delaware

Dallas Family Hospital, Inc.                                                             Texas

Del Amo Hospital, Inc.                                                                   California

Doctors' General Hospital, Ltd.                                                          Florida
  (d/b/a Universal Medical Center)

Doctors' Hospital of Shreveport, Inc.                                                    Louisiana


                                                                                           Jurisdiction
         Name of Subsidiary                                                              of Incorporation
         ------------------                                                              ----------------
Eye West Laser Vision, L.P.                                                              Delaware

Forest View Psychiatric Hospital, Inc.                                                   Michigan

Glen Oaks Hospital, Inc.                                                                 Texas

Health Care Finance & Construction Corp.                                                 Delaware

HRI Clinics, Inc.                                                                        Massachusetts

HRI Hospital, Inc.                                                                       Massachusetts

Hope Square Surgical Center, L.P.                                                        Delaware
  (d/b/a Surgery Centers of the Desert)

Inland Valley Regional Medical Center, Inc.                                              California

La Amistad Residential Treatment Center, Inc.                                            Florida

Manatee Memorial Hospital, L.P.                                                          Delaware

McAllen Medical Center, Inc.                                                             Texas

Meridell Achievement Center, Inc.                                                        Texas

Merion Building Management, Inc.                                                         Delaware

New Albany Outpatient Surgery, L.P.                                                      Delaware
  (d/b/a Surgical Center of New Albany)

Northern Nevada Medical Center, L.P.                                                     Delaware
  (d/b/a Northern Nevada Medical Center)

Panorama Community Hospital, Inc.                                                        Delaware

The Pavilion Foundation                                                                  Illinois

Relational Therapy Clinic, Inc.                                                          Louisiana

River Crest Hospital, Inc.                                                               Texas

River Oaks, Inc.                                                                         Louisiana

                                                       - 2 -

                                                                                           Jurisdiction
         Name of Subsidiary                                                              of Incorporation
         ------------------                                                              ----------------
River Parishes Internal Medicine, Inc.                                                   Louisiana

Southwest Dallas Hospital, Inc.                                                          Texas

Sparks Family Hospital, Inc.                                                             Nevada

St. George Surgical Center, L.P.                                                         Delaware
  (d/b/a St. George Surgery Center)

Surgery Center of Canton, L.P.                                                           Delaware

Surgery Center of Chicago, L.P.                                                          Delaware

Surgery Center of Corona, L.P.                                                           Delaware
  (d/b/a Surgery Center of Corona)

Surgery Center of Littleton, L.P.                                                        Delaware
  (d/b/a Littleton Day Surgery Center)

Surgery Center of Midwest City, L.P.                                                     Delaware
  (d/b/a MD Physicians Surgicenter of Midwest City)

Surgery Center of Odessa, L.P.                                                           Delaware
  (d/b/a Surgery Center of Texas)

Surgery Center of Ponca City, L.P.                                                       Delaware
  (d/b/a Outpatient Surgical Center of Ponca City)

Surgery Center of Springfield, L.P.                                                      Delaware
  (d/b/a Surgery Center of Springfield)

Surgery Center of Waltham, Limited Partnership                                           Massachusetts
  (d/b/a Surgery Center of Waltham)

Tonopah Health Services, Inc.                                                            Nevada

Turning Point Care Center, Inc.                                                          Georgia
  (d/b/a Turning Point Hospital)

Two Rivers Psychiatric Hospital, Inc.                                                    Delaware

UHS of Belmont, Inc.                                                                     Delaware


                                                                                           Jurisdiction
         Name of Subsidiary                                                              of Incorporation
         ------------------                                                              ----------------
UHS of Bethesda, Inc.                                                                    Delaware

UHS of Columbia, Inc.                                                                    District of Columbia

UHS Croyden Limited                                                                      United Kingdom

UHS of DeLaRonde, Inc.                                                                   Louisiana

UHS of Delaware, Inc.                                                                    Delaware

UHS of Florida, Inc.                                                                     Florida

UHS Holding Company, Inc.                                                                Nevada

UHS of Illinois, Inc.                                                                    Illinois

UHS International, Inc.                                                                  Delaware

UHS International Limited                                                                United Kingdom

UHS/IPA, Inc.                                                                            New York

UHS Las Vegas Properties, Inc.                                                           Nevada

UHS Leasing Company, Inc.                                                                Delaware

UHS Leasing Company, Limited                                                             United Kingdom

UHS of London, Inc.                                                                      Delaware

UHS London Limited                                                                       United Kingdom

UHS of Manatee, Inc.                                                                     Florida

UHS of New Orleans, Inc.                                                                 Louisiana
  (d/b/a Chalmette Hospital and River Parishes Hospital)

UHS of New York, Inc.                                                                    New York

UHS of Odessa, Inc.                                                                      Texas

UHS of Plantation, Inc.                                                                  Florida



                                                                                           Jurisdiction
         Name of Subsidiary                                                              of Incorporation
         ------------------                                                              ----------------
UHSR Corporation                                                                         Delaware

UHS Receivables Corp.                                                                    Delaware

UHS of River Parishes, Inc.                                                              Louisiana

UHS of Riverton, Inc.                                                                    Washington

UHS of Vermont, Inc.                                                                     Vermont

UHS of Waltham, Inc.                                                                     Massachusetts

Universal HMO, Inc.                                                                      Nevada

Universal Health Network, Inc.                                                           Nevada

Universal Health Pennsylvania Properties, Inc.                                           Pennsylvania

Universal Health Recovery Centers, Inc.                                                  Pennsylvania
  (d/b/a UHS KeyStone Center)

Universal Health Services of Cedar Hill, Inc.                                            Texas

Universal Health Services of Concord, Inc.                                               California

Universal Treatment Centers, Inc.                                                        Delaware

Valley Hospital Medical Center, Inc.                                                     Nevada

Valley Surgery Center, L.P.                                                              Delaware

Victoria Regional Medical Center, Inc.                                                   Texas

Wellington Regional Medical Center Incorporated                                          Florida

Westlake Medical Center, Inc.                                                            California
